UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2023

TALARIS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40384	83-2377352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

93 Worcester St. Wellesley, Massachusetts	02481
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 398-9250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TALS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At a special meeting of the stockholders of Talaris Therapeutics, Inc. (“Talaris” or the “Company”) held on October 17, 2023 (the “Special Meeting”), the Company’s stockholders voted on the proposals set forth below relating to the Agreement and Plan of Merger, dated as of June 22, 2023 (the “Merger Agreement”), by and among the Company, Tourmaline Bio, Inc., a Delaware corporation (“Tourmaline”), and Terrain Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (the “Merger Sub”), providing for the merger of Merger Sub with and into Tourmaline, with Tourmaline surviving the merger as a direct wholly owned subsidiary of the Company (the “Merger”). The proposals are described in detail in the Company’s definitive proxy statement / prospectus filed with the Securities and Exchange Commission (the “SEC”) on September 15, 2023 (as amended or supplemented thereafter) (the “Proxy Statement”) and first mailed to the Company’s stockholders on September 15, 2023. The final voting results regarding each proposal are set forth below. There were 42,810,572 shares of the Company common stock outstanding and entitled to vote on September 7, 2023, the record date for the Special Meeting, and 37,521,055 shares of the Company common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1. Approval of (i) the issuance of shares of common stock of the Company, which will represent (or which are convertible into) more than 20% of the shares of the Company’s common stock outstanding immediately prior to the Merger, to stockholders of Tourmaline, pursuant to the terms of the Merger Agreement, and (ii) the change of control of the Company resulting from the Merger, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
33,715,505	74,514	2,616	3,728,420

Proposal No. 2. Approval of an amendment to the amended and restated certificate of incorporation of the Company to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio in the range of 1:10 to 1:14, inclusive.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
37,455,464	60,202	5,389	0

Proposal No. 3. Approval of an amendment to the amended and restated certificate of incorporation of the Company to provide for the exculpation of officers.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
31,042,329	341,797	2,408,509	3,728,420

Proposal No. 4. Approval of the combined company’s 2023 Equity Incentive Plan.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
28,379,066	3,003,415	2,410,154	3,728,420

Proposal No. 5. Approval of the combined company’s 2023 Employee Stock Purchase Plan.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
29,572,377	1,806,963	2,413,295	3,728,420

Proposal No. 6. Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and/or Proposal No. 2.

At the Special Meeting, (i) Proposal No. 1 was approved by the affirmative vote of a majority of the votes properly cast for and against by the holders of Company’s common stock entitled to vote, and (ii) the Proposal No. 2 was approved by the affirmative vote of a majority the holders in voting power of the outstanding shares of the Company’s common stock entitled to vote. As there were sufficient votes to approve the Merger Agreement at the time of the Special Meeting, Proposal No. 6 was not presented to stockholders.

Item 8.01	Other Events.

On October 17, 2023, the Company issued a press release announcing the results of the voting proposals from the Special Meeting, as well as certain information with respect to the reverse stock split of the Company’s common stock. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Based on the results of the Special Meeting, the Merger is expected to be consummated on or around October 19, 2023, subject to the satisfaction of the remaining closing conditions.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated October 17, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed Merger; and other statements that are not historical fact. All statements other than statements of historical fact contained in this Current Report on Form 8-K are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Talaris, Tourmaline or the proposed transaction will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Talaris’ control. Talaris’ actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to the risk that the conditions to the closing of the proposed Merger are not satisfied. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Talaris’ Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC as well as the final prospectus on Form 424(b)(3) filed with the SEC on September 15, 2023. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as may be required under applicable law, Talaris expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-

looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Talaris or Tourmaline.

No Offer or Solicitation

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed Merger or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALARIS THERAPEUTICS, INC.

Date: October 17, 2023	By:	/s/ Mary Kay Fenton
May Kay Fenton
Chief Financial Officer and Interim Chief Executive Officer and President